UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 14, 2007

VEECO INSTRUMENTS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction	0-16244 (Commission	11-2989601 (IRS Employer
of incorporation)	File Number)	Identification No.)

100 Sunnyside Boulevard, Suite B, Woodbury, New York 11797
(Address of principal executive offices, including zip code)

(516) 677-0200
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 14, 2007, Benjamin Loh, the Company’s Executive Vice President, Global Field Operations, informed the Company of his intention to leave the Company at the end of July 2007 to pursue other opportunities.  The Company has commenced a search for Mr. Loh’s replacement.  In the interim, John Bulman, currently Senior Vice President, North America and Sector Sales, and predecessor to Mr. Loh as head of worldwide sales and international operations, will assume responsibility for global field operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEECO INSTRUMENTS INC.

May 18, 2007	By: /s/ Gregory A. Robbins

Gregory A. Robbins
Senior Vice President and General Counsel